UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2006

METRETEK TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19793	84-11698358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
303 East 17th Avenue, Suite 660
Denver, Colorado 80203
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 785-8080
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 15, 2006, Metretek Technologies, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fourth quarter and the fiscal year ended December 31, 2005 and updated financial guidance for fiscal 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
     The attached press release discloses “Adjusted EBITDA”, a non-GAAP financial measure computed as income from continuing operations before interest and finance charges, income taxes, depreciation and amortization, provision for litigation costs, nonrecurring charges, minority interest, and preferred stock deemed distribution, and reconciles Adjusted EBITDA to net income (loss) applicable to common shareholders.
     By eliminating certain expenses not necessarily indicative of the results of the Company’s core operations, management believes that Adjusted EBITDA offers a useful tool to measure and monitor the Company’s operating performance, and provides meaningful information to investors in terms of enhancing their understanding of the Company’s core operating performance and results. Adjusted EBITDA is also used by management to assist in planning and forecasting future operations. However, Adjusted EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. Adjusted EBITDA should be considered only as a supplement to, and not as a substitute for or in isolation from, other measures of financial performance and liquidity reported in accordance with generally accepted accounting principles (“GAAP”), such as net income (loss) applicable to common shareholders.
     The information in this Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
99.1	Press Release of Metretek Technologies, Inc., issued March 15, 2006, announcing its fourth quarter and fiscal year 2005 financial results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.

By:	/s/ W. Phillip Marcum

W. Phillip Marcum President and Chief Executive Officer
Dated: March 15, 2006

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